UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 18, 2016

Date of Report (Date of Earliest Event Reported)

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51217, 001-36693	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On March 18, 2016, Sears Holdings Corporation (the “Company”) announced it and certain of its subsidiaries have entered into a five-year pension plan protection and forbearance agreement (the “Definitive Agreement”) with the Pension Benefit Guaranty Corporation (“PBGC”) implementing the terms of the previously announced term sheet, dated as of September 4, 2015, entered into by the Company and PBGC.

Under the terms of the Definitive Agreement, the Company will continue to protect, or “ring-fence,” pursuant to customary covenants, the assets of certain special purpose subsidiaries (the “Relevant Subsidiaries”) holding real estate and/or intellectual property assets.

Also under the Definitive Agreement, the Relevant Subsidiaries have granted PBGC a springing lien on the ring-fenced assets, which lien will be triggered only by (a) failure to make required contributions to the Company’s pension plan (the “Plan”), (b) prohibited transfers of ownership interests in the Relevant Subsidiaries, (c) termination events with respect to the Plan, and (d) bankruptcy events with respect to the Company or certain of its material subsidiaries.

The Company will continue to make required contributions to the Plan, the scheduled amounts of which are not affected by the Definitive Agreement. The Company has consistently managed its business such that it is able to meet its obligations to the Plan despite the historically unprecedented low interest rate environment. Although the Company believes that no basis exists under ERISA for an involuntary or distress termination of the Plan, PBGC has further agreed to forbear from initiating an involuntary termination of the Plan, except upon the occurrence of specified conditions.

The foregoing description of the Definitive Agreement is not complete and is qualified in its entirety by reference to the actual Definitive Agreement, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events

On March 18, 2016, the Company issued a press release announcing the Definitive Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Definitive Agreement with the PBGC. The Registrant cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements. Additional information concerning other factors is contained in the Registrant’s annual report on Form 10-K for the fiscal year ended January 30, 2016 and subsequent filings with the SEC. The Registrant intends the forward looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016, by and between Sears Holdings Corporation, certain of its subsidiaries and Pension Benefit Guaranty Corporation

Exhibit 99.1	Press Release, dated March 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: March 24, 2016	/s/ Kristin M. Coleman
	By:	Kristin M. Coleman
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit 10.1	Pension Plan Protection and Forbearance Agreement, dated as of March 18, 2016, by and between Sears Holdings Corporation, certain of its subsidiaries and Pension Benefit Guaranty Corporation

Exhibit 99.1	Press Release, dated March 18, 2016